PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X /
Filed by a party other than the registrant /__/


Check the appropriate box:
/__/  Preliminary proxy statement
/X /  Definitive proxy statement
/__/  Definitive additional materials
/__/  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            PCB HOLDING COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                            PCB HOLDING COMPANY
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/X /   No fee required.
/__/ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/__/   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                             N/A
--------------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
                             N/A
--------------------------------------------------------------------------------
(3)   Filing party:
                             N/A
--------------------------------------------------------------------------------
(4)   Date filed:
                             N/A
--------------------------------------------------------------------------------

                               PCB HOLDING COMPANY




                                March 19, 1999



Dear Stockholder:

      You are cordially invited to attend the first annual meeting of stockholders of PCB Holding Company. The meeting will be held at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana, on Thursday, April 22, 1999 at 10:00 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative from the Company's independent accounting firm, Monroe Shine & Co., Inc., will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                    Sincerely,

                                    /s/ Carl D. Smith

                                    Carl D. Smith
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER

                             PCB HOLDING COMPANY
                                819 MAIN STREET
                           TELL CITY, INDIANA 47586
                                (812) 547-7094

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 22, 1999

--------------------------------------------------------------------------------


      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of PCB Holding Company (the "Company") will be held at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana, on Thursday, April 22, 1999, at 10:00 a.m., local time, for the following purposes:

      (1) To elect two directors to serve for a term of one year, two directors to serve for a term of two years and two directors to serve for a term of three years;

      (2) To consider and vote upon a proposal to adopt the PCB Holding Company 1999 Stock Option Plan;

      (3) To consider and vote upon a proposal to adopt the PCB Holding Company Management Recognition and Development Plan;

      (4) To ratify the appointment of Monroe Shine & Co., Inc. as auditors for the Company for the fiscal year ending December 31, 1999; and

      (5) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on February 22, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Clarke A. Blackford

                                    Clarke A. Blackford
                                    SECRETARY


Tell City, Indiana
March 19, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------


                             PROXY STATEMENT
                                    OF
                            PCB HOLDING COMPANY
                              819 MAIN STREET
                           TELL CITY, INDIANA 47586
                                (812) 547-7094

--------------------------------------------------------------------------------

                       ANNUAL MEETING OF STOCKHOLDERS
                               APRIL 22, 1999

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PCB Holding Company ("Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for Peoples Community Bank ("Bank"). The annual meeting will be held at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana on Thursday, April 22, 1999, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about March 19, 1999.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------



      STOCKHOLDERS ENTITLED TO VOTE. Stockholders of record as of the close of business on February 22, 1999 are entitled to notice of and to vote at the annual meeting. As of February 22, 1999, the Company had 396,750 shares of common stock issued and outstanding. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon. As provided in the Company's Articles of Incorporation, record holders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

      QUORUM. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the annual meeting for purposes of determining the existence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      VOTING. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the annual meeting. When a proxy card is returned properly signed and dated, the shares represented by that proxy will be voted in accordance with the instructions on the proxy card. If no instructions are indicated on a properly completed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If a stockholder of record attends the annual meeting, he or she may vote by ballot. "Street name" stockholders who wish to vote at the annual meeting will need to obtain a proxy form from the institution that holds their shares.

      The Board recommends a vote:

      / / FOR the election of the nominees for director;

      / / FOR adoption of the PCB Holding Company 1999 Stock Option Plan;

      / / FOR  adoption  of  the PCB  Holding Company Management Recognition and
          Development Plan; and

      / / FOR ratification of the appointment of Monroe Shine & Co., Inc.

      The affirmative vote of a plurality of the votes cast at the annual meeting is required for the election of directors. Stockholders are not permitted to cumulate their votes for the election of directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.

      All other matters to be voted on will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On any such matter, abstentions and broker non-votes will have no effect on the voting.

      REVOCATION OF A PROXY. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. You may revoke your proxy by delivering written notice in person or by mail to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the annual meeting. Attendance at the annual meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, which will revoke a prior granted proxy.

      PARTICIPANTS IN THE BANK'S 401(K) PLAN. If you hold shares of the Company's common stock through the Bank's 401(k) plan, you will receive voting instructions from the plan's administrator. Please complete and return those instructions promptly to ensure that your shares are represented at the annual meeting.


--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

      The Company knows of no single person or group who beneficially owned more than 5% of the outstanding shares of the Company's common stock at February 22, 1999.

      The following table sets forth, as of February 22, 1999, information as to shares of the Company's common stock beneficially owned by the Company's directors, by the Chief Executive Officer and by all directors and executive officers as a group.


                              NUMBER OF SHARES             PERCENT OF SHARES
NAME                         BENEFICIALLY OWNED(1)             OUTSTANDING
-----                      -------------------------     -----------------------

James L. Wittmer                     4,000(2)                     1.0%
Howard L. Traphagen                  6,500                        1.6
James G. Tyler                       4,500(3)                     1.1
Daniel P. Lutgring                   3,674                        0.9
Marion L. Ress                       7,500                        1.9
Carl D. Smith(4)                     4,500(5)                     1.1

All Executive Officers and          31,674                        8.0%
  Directors as a Group (7 persons)

---------------------------
(1)  In  accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person  is deemed to be the beneficial  owner,  for purposes of this table, of any  shares of common  stock if he or she has voting  and/or  investment power with  respect to  such  shares.  The table  includes  shares owned by spouses and other  immediate family members,  shares held in trust,  shares held  in  retirement  accounts  or  funds  for  the  benefit  of the  named individuals,  and  other forms of  ownership  over which shares the persons named in the table may possess voting and/or investment power.
(2)  Includes 2,000 shares owned by Mr. Wittmer's spouse.
(3)  Includes 500 shares owned by Mr. Tyler's spouse.
(4)  Mr. Smith is also the President and Chief Executive Officer of the Company.
(5)  Includes 500 shares owned by Mr. Smith's spouse.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Company's Board of Directors consists of six members. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Pursuant to Indiana law, all six directors will be elected at the annual meeting to serve for a one, two or three-year term, or until their respective successors have been elected and qualified. The nominees for election to serve for a one-year term, or until their respective successors have been elected and qualified, are James L.
Wittmer and Howard L. Traphagen. The nominees for election to serve for a two-year term, or until their respective successors have been elected and qualified, are James G. Tyler and Daniel P. Lutgring. The nominees for election to serve for a three-year term, or until their respective successors have been elected and qualified, are Marion L. Ress and Carl D. Smith. All of the nominees are current members of the Boards of Directors of the Company and the Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may adopt a resolution to reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES.

      The following table sets forth certain information regarding the nominees for election at the annual meeting.


                                                  YEAR FIRST
                                                   ELECTED            TERM TO
NAME                          AGE(1)              DIRECTOR(2)         EXPIRE(3)
-----                       ----------            ----------          ---------

James L. Wittmer                73                   1976                2000
Howard L. Traphagen             68                   1987                2000
James G. Tyler                  49                   1989                2001
Daniel P. Lutgring              45                   1997                2001
Marion L. Ress                  68                   1980                2002
Carl D. Smith                   52                   1976                2002
---------------------------
(1) As of December 31, 1998.
(2) Includes  prior service on the Board of Directors of the Bank.
(3) Assuming the individual is elected.


      The present principal occupation and other business experience during the last five years of each nominee for election is set forth below:

      JAMES L. WITTMER is a retired businessman and investor. Mr. Wittmer serves as Chairman of the Board of the Company and the Bank.

      HOWARD L. TRAPHAGEN is the retired President and majority owner of Lauer Floral Co., Tell City, Indiana.

      JAMES G. TYLER has practiced as an attorney in Tell City, Indiana since 1982.

      DANIEL P. LUTGRING is the co-owner of Lutgring Bros., Inc., a contractor and earthmover in Tell City, Indiana.

      MARION L. RESS is the retired president and majority owner of Frederick Sheet Metal, Inc. in Tell City, Indiana.

      CARL D. SMITH is the President and Chief Executive Officer of the Company, positions he has held since its formation in 1998. Mr. Smith is also the President and Chief Executive Officer of the Bank, positions he has held since 1976. Mr. Smith has been employed by the Bank since 1969.

--------------------------------------------------------------------------------

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

      The business of the Company and the Bank is conducted through meetings and activities of their Boards of Directors and their committees. During the fiscal year ended December 31, 1998, the Board of Directors of the Company held 10 regular meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and of committees on which such director served.

      The entire Board of Directors of the Company serves as the Audit Committee and receives and reviews all reports prepared by the Company's external auditor. The Board of Directors met one time during 1998 in its capacity as the Audit Committee.

      The Board of Directors of the Company maintains a Compensation Committee, consisting of Directors Wittmer, Tyler and Traphagen, which is responsible for setting the compensation of all employees. The Compensation Committee did not meet in 1998. The Board of Directors of the Bank also maintains a Compensation Committee, consisting of the same members as the Company's Compensation Committee. The Bank's Compensation Committee met one time in 1998.

      The entire Board of Directors of the Company serves as the Nominating Committee. The Nominating Committee met on January 22, 1999 to nominate persons for election at the annual meeting.

      The Board of Directors of the Bank maintains an Executive Committee, consisting of Directors Wittmer, Smith, Traphagen and Ress, which acts on behalf of the Board of Directors between meetings. The Executive Committee met 33 times in 1998.

--------------------------------------------------------------------------------

                            DIRECTORS' COMPENSATION

--------------------------------------------------------------------------------

      Directors of the Bank receive an annual retainer of $3,800 plus $100 per meeting attended. The Chairman of the Board receives an additional $1,000 per year. Non-employee members of the Executive Committee receive $25 per meeting attended. Directors' fees are paid by the Bank and no separate fees are paid for service on the Company's Board of Directors.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

      The following information is furnished for the Company's chief executive officer. No other executive officer of the Company received salary and bonus of more than $100,000 during the year ended December 31, 1998.


                                    ANNUAL COMPENSATION (1)
                                 ------------------------------
                                                    OTHER
                                                    ANNUAL          ALL OTHER
NAME AND POSITION          YEAR  SALARY   BONUS  COMPENSATION(2)   COMPENSATION
-----------------          ----  -------  -----  --------------    ------------
Carl D. Smith              1998  $59,794  $1,540         $6,500      $9,352(3)
   President and Chief     1997   54,356   1,605          5,350       8,477
   Executive Officer

---------------------------------
(1)   Compensation  information  for the year ended  December  31, 1996 has been omitted  as neither  the  Company  nor the Bank was a public  company or a subsidiary thereof at such time.
(2)   This total  consists of fees for serving on the Bank's Board of Directors.
      It does not include the aggregate amount of perquisites and other personal benefits,  which was less than 10% of the total  annual  salary  and bonus reported.
(3)   This total consists of a $3,680 contribution to the Bank's 401(k) Plan and a $5,672 contribution  to  a money purchase pension plan maintained by the
      Bank.


EMPLOYMENT AGREEMENTS

      The Company and the Bank (collectively, the "Employers") have entered into a three-year employment agreement with Mr. Smith. Under the employment agreement, the initial salary level for Mr. Smith is $59,500, which amount will be paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the employment agreement, the term of the agreement may be extended for an additional year at the discretion of the Board. The agreement is terminable by the Employers at any time, by Mr. Smith if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that Mr. Smith's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement through the expiration of the current term, including payment of current cash compensation and continuation of employee benefits.

      The employment agreement also provides for a severance payment and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. A severance payment also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Mr. Smith is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of the Company's common stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of
1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

      The maximum value of the severance benefits under the employment agreement is 2.99 times Mr. Smith's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The employment agreement provides that the value of the maximum benefit may be distributed, at Mr. Smith's election, (i) in the form of a lump sum cash payment equal to 2.99 times Mr. Smith's base amount or (ii) a combination of a cash payment and continued coverage under the Employers' health, life and disability programs for a 36-month period following the change in control, the total value of which does not exceed 2.99 times Mr. Smith's base amount. Assuming that a change in control had occurred at December 31, 1998 and that Mr. Smith elected to receive a lump sum cash payment, he would have been entitled to a payment of approximately $177,900. Section 280G of the Internal Revenue Code of 1986, as amended, provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

      The employment agreement restricts Mr. Smith's right to compete against the Employers for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.


--------------------------------------------------------------------------------

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that during the fiscal year ended December 31, 1998 its reporting officers, directors and greater than 10% stockholders properly and timely complied with all applicable filing requirements.

--------------------------------------------------------------------------------

                          TRANSACTION WITH MANAGEMENT

--------------------------------------------------------------------------------

      Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank's policy is not to make any new loans or extensions of credit to the Bank's executive officers and directors at different rates or terms than those offered to the general public. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his related interests, are in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The aggregate amount of loans by the Bank to its executive officers and directors was $418,161 at December 31, 1998.

--------------------------------------------------------------------------------

            PROPOSAL 2 -- RATIFICATION OF THE 1999 STOCK OPTION PLAN

--------------------------------------------------------------------------------

GENERAL

      The Company's Board of Directors adopted the PCB Holding Company 1999 Stock Option Plan on January 22, 1999, subject to approval by the Company's stockholders. The objective of the Stock Option Plan is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service.

      The following summary is a brief description of the material features of the Stock Option Plan. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE STOCK OPTION PLAN, A COPY OF WHICH IS ATTACHED AS EXHIBIT A.

SUMMARY OF THE PLAN

      TYPE OF STOCK OPTION GRANTS. The Stock Option Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment.

      ADMINISTRATION. The Stock Option Plan is administered by the Company's Board of Directors. Subject to the terms of the Plan and resolutions of the Board, the Board interprets the Stock Option Plan and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

      PARTICIPANTS.  All   officers   and  employees  of  the  Company  and  its
subsidiaries  and   non-employee  directors  of  the  Company  are  eligible  to participate in the Stock Option Plan.

      NUMBER OF SHARES OF COMMON STOCK AVAILABLE. The Company has reserved 39,675 shares of common stock for issuance under the Stock Option Plan in connection with the exercise of options. Shares of common stock to be issued under the Plan may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated before being exercised or is forfeited for any reason will again be available for issuance under the Stock Option Plan.

      STOCK OPTION GRANTS. The exercise price of each ISO or NQSO will not be less than the fair market value of the common stock on the date the ISO or NQSO is granted. The aggregate fair market value of the shares for which ISOs granted to any employee may be exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000.

      Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of options to officers and employees of the Company and its subsidiaries. However, the Financial Accounting Standards Board recently indicated that it would propose rules during 1999 that would generally require recognition of compensation expense with respect to awards made to non-employees, including non-employee directors of the Company, and that the proposed changes would apply to awards made after December 15, 1998.

      The exercise price of an option may be paid in cash, common stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Board.

      Under the Stock Option Plan, the Board may permit participants to transfer NQSOs to members of a participant's immediate family (including trusts for the benefit of such family members and partnerships in which such family members are the only partners). No ISO granted under the Stock Option Plan is transferable except by will or the laws of descent and distribution. Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative, and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Board determines or as may be specified in the Stock Option Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Board or specified in the Stock Option Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Board may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

      EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the Stock Option Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable. In addition, in the event of a change in control, the Stock Option Plan provides for the cash settlement of any outstanding stock option if provision is not made for the assumption of the options in connection with the change in control.

      TERM OF THE PLAN. The Stock Option Plan will be effective on July 2, 1999 but only if, before that date, the Plan is approved by the stockholders of the Company. By postponing the effective date of the Stock Option Plan, options granted under the Plan will not be subject to certain restrictions under Office of Thrift Supervision regulations (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Bank's mutual-to-stock conversion. The Stock Option Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

      AMENDMENT OF THE PLAN. The Stock Option Plan allows the Board to amend the Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or and NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

      On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly withholds taxes in respect of the exercise. This disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

NEW PLAN BENEFITS

      The Company anticipates that option grants will be made to non-employee directors, officers and employees on or after the effective date of the Stock
Option Plan at levels consistent with other recently converted thrift institutions. However, the Board has not made specific determinations regarding the size of individual awards.

BOARD OF DIRECTORS RECOMMENDATION

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE STOCK OPTION PLAN ATTACHED AS EXHIBIT A.


--------------------------------------------------------------------------------

                     PROPOSAL 3 -- RATIFICATION OF THE
                MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

--------------------------------------------------------------------------------


GENERAL

      Subject to approval by the Company's stockholders, the Board of Directors of the Company adopted the PCB Holding Company Management Recognition and Development Plan (the "MRDP") on January 22, 1999 for the benefit of officers, employees and non-employee directors of the Company and its subsidiaries. The objective of the MRDP is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to key management personnel and, key employees who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service. In addition, the company believes that the MRDP will provide an important retention incentive for key personnel.

      The following summary is a brief description of the material features of the MRDP. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MRDP, A COPY OF WHICH IS ATTACHED AS EXHIBIT B.

SUMMARY OF THE MRDP

      TYPE OF STOCK AWARDS. The MRDP provides for the award of common stock in the form of restricted stock awards which are subject to the restrictions specified in the MRDP or as determined by the Company's Board of Directors.

      ADMINISTRATION. The MRDP is administered by the Board. Subject to the terms of the MRDP and resolutions of the Board, the Board interprets the MRDP and is authorized to make all determinations and decisions thereunder. The Board also determines the participants to whom restricted stock awards will be made, the number of shares of common stock covered by each award and the terms and conditions applicable to such award.

      PARTICIPANTS.  All   officers  and  employees  of  the   Company  and  its
subsidiaries  and  non-employee  directors  of  the  Company   are  eligible  to
participate in the MRDP.

      NUMBER OF SHARES OF COMMON STOCK AVAILABLE. The Company has reserved 15,870 shares of common stock for issuance under the MRDP in the form of restricted stock. Shares of common stock to be issued under the MRDP may be either authorized but unissued shares, or reacquired shares held by the Company in its treasury. Any shares subject to an award which is forfeited or is terminated will again be available for issuance under the MRDP.

      RESTRICTED STOCK AWARDS. Awards under the MRDP will be made in the form of restricted shares of common stock that are subject to restrictions on transfer of ownership. It is anticipated that the initial awards under the MRDP will vest in equal installments over a three- to five-year period beginning on the first anniversary of the date of grant.

Compensation expense in the amount of the fair market value of the common stock at the date of the grant to the officer, employee or non-employee director will be recognized during the period over which the shares vest. If a recipient terminates employment or service with the Company or its subsidiaries for reasons other than death or disability, the recipient forfeits all rights to shares under restriction. If such termination is caused by death or disability, all restrictions expire and all shares allocated become unrestricted. A recipient will be entitled to voting and other stockholder rights with respect to the shares while restricted. Dividends paid during the period of restriction will, at the Board's discretion, be distributed to the recipient when paid or held in escrow for the benefit of the recipient until the shares to which the dividends relate are vested.

      EFFECT OF A CHANGE IN CONTROL. In the event of a change in control (as defined in the MRDP) of the Company, each outstanding award under the MRDP will become fully vested.

      TERM OF THE MRDP. The MRDP will be effective on July 2, 1999 but only if, before that date, the MRDP is approved by the stockholders of the Company. By postponing the effective date of the MRDP, awards under the MRDP will not be subject to certain restrictions under Office of Thrift Supervision regulations (including a limitation on the acceleration of vesting in the event of a change in control) otherwise applicable to stock compensation plans implemented prior to the first anniversary of the Bank's mutual-to-stock conversion. The MRDP will expire on the tenth anniversary of the effective date, unless sooner terminated by the Board.

      AMENDMENT OF THE MRDP. The MRDP allows the Board to amend the MRDP without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

      CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following brief description of the tax consequences of awards of restricted stock under the MRDP is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

      A participant who has been awarded restricted stock under the MRDP and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of such stock at such time over the amount paid therefor. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

      A  recipient  of a  restricted  stock  award who makes an  election  under
Section 83(b) of the Internal Revenue Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of such stock at such time over the amount paid therefor. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

NEW PLAN BENEFITS

      The Company anticipates that stock awards will be made to non-employee directors, officers and employees on or after the effective date of the MRDP at levels consistent with other recently converted thrift institutions. However, the Board has not made specific determinations regarding the size of individual awards.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE MRDP ATTACHED AS EXHIBIT B.

--------------------------------------------------------------------------------

                     PROPOSAL 4 -- RATIFICATION OF AUDITORS

--------------------------------------------------------------------------------

      The Board of Directors has appointed Monroe Shine & Co., Inc. to be its auditors for the 1999 fiscal year, subject to ratification by stockholders. A representative of Monroe Shine & Co., Inc. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

      Prior to the fiscal year ended December 31, 1997, the Bank's consolidated financial statements were audited by Umbach & Associates. The former accountant was replaced by Monroe Shine & Co., Inc., which was engaged on January 28, 1998 and continues as the independent auditors of the Bank. The decision to change auditors was approved by the Board of Directors on January 12, 1998. For the fiscal years ended December 31, 1996 and 1995 and up to the date of the replacement of the Bank's former accountant, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The independent auditors' report on the consolidated financial statements for the fiscal years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants will be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.


--------------------------------------------------------------------------------

                                 OTHER MATTERS

--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------


      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has retained Regan & Associates to assist in soliciting proxies for a fee of $2,250, plus reimbursable expenses.

      The Company's Annual Report to Stockholders has been mailed to stockholders as of the close of business on February 22, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

      A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE CLOSE OF BUSINESS ON FEBRUARY 22, 1999 UPON WRITTEN REQUEST TO CORPORATE SECRETARY, PCB HOLDING COMPANY, 819 MAIN STREET, TELL CITY, INDIANA 47586.


--------------------------------------------------------------------------------

                            STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

      Proposals of stockholders intended to be presented at the Company's annual meeting expected to be held in April 2000 must be received by the Company no later than November 19, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

      The Company's Articles of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, the stockholder must deliver notice of such nominations and/or proposals to the Secretary of the Company not less than 30 days nor more than 60 days prior to the date of the annual meeting; provided, however, that if less than 31 days notice of the annual meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders. Based on the date of the 1999 annual meeting, the Company anticipates that, in order to be timely, stockholder nominations or proposals intended to be made at the 2000 annual meeting must be made by March 22, 2000. A copy of the Articles of Incorporation may be obtained from the Company.


                                  BY ORDER OF THE BOARD OF DIRECTORS




                                  Clarke A. Blackford
                                  SECRETARY

Tell City, Indiana
March 19, 1999

                                                                     EXHIBIT A
                              PCB HOLDING COMPANY
                            1999 STOCK OPTION PLAN

      SECTION 1.  PURPOSE

      The PCB Holding Company 1999 Stock Option Plan (the "Plan") is hereby established to foster and promote the long-term success of PCB Holding Company and its shareholders by providing directors, officers and employees of the Corporation and its subsidiaries with an equity interest in the Corporation. The Plan will assist the Corporation in attracting and retaining the highest quality of experienced persons as directors, officers and employees and in aligning the interests of such persons more closely with the interests of the Corporation's shareholders by encouraging such parties to maintain an equity interest in the Corporation.

      SECTION 2.  DEFINITIONS

      For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

      BOARD means the Board of Directors of the Corporation.

      CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) there occurs a change in control of the BANK or the COMPANY within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) there occurs a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets, or a plan of partial or complete liquidation in which the Corporation is not the resulting entity. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

      CODE means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

      CORPORATION means PCB Holding Company, an Indiana corporation.

      DIRECTOR shall mean a director of the Corporation who is not also an employee of the Corporation or its subsidiaries.

      DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

      EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

      FAIR MARKET VALUE shall be determined as follows:

      (a) If the Stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

      (b) If the Stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

      INCENTIVE STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is intended to meet the requirements of
Section 422 of the Code.

      NON-QUALIFIED STOCK OPTION means an option to purchase shares of Stock granted to a Participant under the Plan which is not intended to be an Incentive Stock Option.

      OPTION means an Incentive Stock Option or a Non-Qualified Stock Option.

      PARTICIPANT means a Director or employee of the Corporation or its subsidiaries selected by the Board to receive an Option under the Plan.

      PLAN means this PCB Holding Company 1999 Stock Option Plan.

      STOCK means the common stock, $0.01 par value, of the Corporation.

      TERMINATION FOR CAUSE shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Corporation and/or any subsidiary of the Corporation and a Participant.

      SECTION 3.  ADMINISTRATION

      (a) The Plan shall be administered by the Board. Among other things, the Board shall have authority, subject to the terms of the Plan, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, to determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options (subject to the requirements of the Code), to determine the terms and conditions of any Option granted hereunder, and the exercise price thereof.

      (b) Subject to the other provisions of the Plan, the Board shall have authority to adopt, amend, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, to interpret the provisions of the Plan and any Option and to decide all disputes arising in connection with the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem appropriate to carry the Plan into effect, in its sole and absolute discretion. The Board's decision and interpretations shall be final and binding. Any action of the Board with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

      SECTION 4.  ELIGIBILITY AND PARTICIPATION.

      Officers and employees of the Corporation and its subsidiaries and Directors shall be eligible to participate in the Plan. The Participants under the Plan shall be selected from time to time by the Board, in its sole discretion, from among those eligible, and the Board shall determine, in its sole discretion, the numbers of shares to be covered by the Option or Options granted to each Participant. Options intended to qualify as Incentive Stock Options shall be granted only to persons who are eligible to receive such options under Section 422 of the Code.

      SECTION 5.  SHARES OF STOCK AVAILABLE FOR OPTIONS

      (a) The maximum number of shares of Stock which may be issued and purchased pursuant to Options granted under the Plan is 39,675, subject to the adjustment as provided in Section 5 and Section 9, to the extent applicable. If an Option granted under this Plan expires or terminates before exercise or is forfeited for any reason, the shares of Stock subject to such Option, to the extent of such expiration, termination or forfeiture, shall again be available for subsequent Option grants under Plan. Shares of Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) In the event that the Board determines, in its sole discretion, that any stock dividend, stock split, reverse stock split or combination, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar transaction affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be granted or made available under the Plan to Participants, the Board shall have the right to proportionately and appropriately adjust equitably any or all of (i) the maximum number and kind of shares of Stock in respect of which Options may be granted under the Plan to Participants, (ii) the number and kind of shares of Stock subject to outstanding Options held by Participants, and (iii) the exercise price with respect to any Options held by Participants, without changing the aggregate purchase price as to which such Options remain exercisable, provided that no adjustment shall be made pursuant to this Section if such adjustment would cause the Plan to fail to comply with Section 422 of the Code with regard to any Incentive Stock Options granted hereunder. No fractional Shares shall be issued on account of any such adjustment.

      (c) Any adjustments under this Section will be made by the Board, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive.

      SECTION 6.  NON-QUALIFIED STOCK OPTIONS

      The Board may, from time to time, grant Non-Qualified Stock Options to Participants upon such terms and conditions as the Board may determine. Non-Qualified Stock Options granted under this Plan are subject to the following terms and conditions:

      (a) PRICE. The purchase price per share of Stock deliverable upon the exercise of each Non-Qualified Stock Option shall be determined by the Board on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

      (b) TERMS OF OPTIONS. The term during which each Non-Qualified Stock Option may be exercised shall be determined by the Board, but in no event shall a Non-Qualified Stock Option be exercisable in whole or in part more than ten
(10) years from the date of grant. Except as provided herein, no Non-Qualified Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution. The Board shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's stock option agreement.

      (c) TERMINATION OF SERVICE. Unless otherwise determined by the Board, upon the termination of a Participant's employment (or, in the case of a Director, service as a member of the Board) for any reason other than Disability, death or Termination for Cause, the Participant's Non-Qualified Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of one (1) year following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-Qualified Stock Options shall expire upon termination. In the event of death or termination as a result of Disability of any Participant, all Non-Qualified Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for two (2) years or such longer period as determined by the Board following the date of the Participant's death or termination of service due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-Qualified Stock Option term.

      SECTION 7.  INCENTIVE STOCK OPTIONS

      The Board may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) PRICE. The purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock on the date of grant. However, if a Participant owns (or, under Section 422(d) of the Code, is deemed to own) stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock, the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock on the date of grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Stock at the Fair Market Value of such shares on the date of surrender or through a "cashless exercise" involving a stock brokerage firm.

      (b) AMOUNTS OF OPTIONS. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Board. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-Qualified Stock Option. The Board shall have discretion to redesignate options granted as Incentive Stock Options as Non-Qualified Stock Options.

      (c) TERMS OF OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Board, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the date of grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Stock representing more than ten percent (10%) of the total combined voting power of the Corporation (or, under
Section 422(d) of the Code, is deemed to own Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Stock, by reason of the ownership of such classes of Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five (5) years from the date of grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution.

      (d) TERMINATION OF EMPLOYMENT. Upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options which are then exercisable at the date of termination may only be exercised by the Participant for a period of three
(3) months following termination, after which time they shall be void. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause, all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

      Unless otherwise determined by the Board, in the event of death or termination of service as a result of the Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or the beneficiaries of the

Participant for one (1) year following the date of the Participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

      (e) COMPLIANCE WITH CODE. The options granted under this Section 7 of the Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Corporation makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code. A Participant shall notify the Board in writing in the event that he disposes of Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Corporation in order to enable the Corporation to secure the related income tax deduction to which it will be entitled in such event under the Code.

      SECTION 8.  EXTENSION

      The Board may, in its sole discretion, extend the dates during which all or any particular Option or Options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted without the Participant's consent if it would cause Incentive Stock Options issued under the Plan to fail to comply with Section 422 of the Code.

      SECTION 9.  GENERAL PROVISIONS APPLICABLE TO OPTIONS

      (a) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

      (b) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Board at the time of grant or at any time thereafter.

      (c) Notwithstanding anything in this Plan to the contrary, in the event of a Change in Control, all then outstanding Options shall become one hundred percent vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Corporation is merged into or consolidated with another corporation, if the
Corporation becomes a subsidiary of another corporation or if the Corporation sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transactions for the continuance of the Plan and/or the assumption or substitution of then outstanding Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant shall be paid in cash an amount equal to the difference between the Fair Market Value of the Stock subject to the Options on the effective date of such corporate event and the exercise price of the Options. Notwithstanding anything in this Section 9(c) or any Option agreement to the contrary, in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Board may, in its discretion, take any action necessary to preserve the use of pooling of interests accounting.

      (d) The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Options exercised under this Plan, and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may also be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

      (e) Subject to the terms of the Plan, the Board may at any time, and from time to time, amend, modify or terminate the Plan or any outstanding Option held by a Participant, including substituting therefor another Option of the same or a different type or changing the date of exercise or realization, provided that the Participant's consent to each action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

      SECTION 10.  MISCELLANEOUS

      (a) No person shall have any claim or right to be granted an Option, and the grant of an Option shall not be construed as giving a Participant the right to continued employment or service on the Board. The Corporation expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the Plan or the applicable Option.

      (b) Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements.

      (c) Subject to the provisions of the applicable Option, no Participant shall have any rights as a shareholder (including, without limitation, any rights to receive dividends, or non cash distributions with respect to such shares) with respect to any shares of Stock to be distributed under the Plan until he or she becomes the holder thereof.

      (d) Notwithstanding anything to the contrary expressed in this Plan, any provisions hereof that vary from or conflict with any applicable Federal or State securities laws (including any regulations promulgated thereunder) shall be deemed to be modified to conform to and comply with such laws.

      (e) No member of the Board shall be liable for any action or determination taken or granted in good faith with respect to this Plan nor shall any member of the Board be liable for any agreement issued pursuant to this Plan or any grants under it. Each member of the Board shall be indemnified by the Corporation against any losses incurred in such administration of the Plan, unless his action constitutes serious and willful misconduct.

      (f) The Plan shall be effective on July 2, 1999 but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval.

      (g) The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without shareholder approval if such approval is necessary to comply with any applicable tax laws or regulatory requirement.

      (h) Options may not be granted under the Plan after the tenth anniversary of the effective date of the Plan, but then outstanding Options may extend beyond such date.

      (i) To the extent that State laws shall not have been preempted by any laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the other laws of the State of Indiana.

                                                                       EXHIBIT B
                           PCB HOLDING COMPANY
                MANAGEMENT RECOGNITION AND DEVELOPMENT PLAN

      SECTION 1.  PURPOSE AND ADOPTION OF THE PLAN

      (a) PURPOSE. The purpose of the PCB Holding Company Management Recognition and Development Plan is to assist the Corporation and its subsidiaries in attracting, retaining and motivating key management employees and non-employee directors who will contribute to the Corporation's success. The Plan is intended to recognize the contributions of key management personnel to the success of the Corporation and its subsidiaries, to link the benefits paid to eligible employees and directors who have substantial responsibility for the successful operation, administration and management of the Corporation with the enhancement of shareholder value and to provide eligible employees and directors with an opportunity to acquire a greater proprietary interest in the Corporation through the grant of restricted shares of Stock which, in accordance with the terms and conditions set forth below, will vest only if the employees meet the vesting criteria established by the Board and this Plan.

      (b) ADOPTION AND EFFECTIVE DATE. The Plan shall be effective on July 2, 1999 but only if, prior to such date, the Plan is approved by the Corporation's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the votes of the holders of a majority of the securities of the Corporation present or represented by proxy and entitled to vote on such a matter shall be cast in favor of its approval.

      SECTION 2.  DEFINITIONS

      For purposes of this Plan, the capitalized terms set forth below shall have the following meanings:

      AWARD AGREEMENT means a written agreement between the Corporation and a Participant specifically setting forth the terms and conditions of an award of Restricted Stock granted to a Participant pursuant to Section 5 of the Plan.

      BOARD means the Board of Directors of the Corporation.

      CHANGE IN CONTROL shall mean an event deemed to occur if and when (a) there occurs a change in control of the BANK or the COMPANY within the meaning of the Home Owners' Loan Act of 1933 and 12 C.F.R. Part 574, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, (c) the membership of the board of directors of the Corporation changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) there occurs a merger, consolidation, sale or disposition of all or substantially all of the Corporation's assets or a plan of partial or complete liquidation in which the Corporation is not the resulting entity. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom.

      CORPORATION means PCB Holding Company, an Indiana corporation, and its successors.

      DATE OF GRANT means the date as of which an award of Restricted Stock is granted in accordance with Section 5.

      DIRECTOR means a member of the Board of Directors of the Corporation who is not also an employee of the Corporation or its subsidiaries.

      DISABILITY means any physical or mental injury or disease of a permanent nature which renders a Participant incapable of meeting the requirements of the employment or service performed by such Participant immediately prior to the commencement of such disability. The determination of whether a Participant is disabled shall be made by the Board in its sole and absolute discretion.

      EFFECTIVE DATE means the date as of which the Plan shall become effective, as determined in accordance with Section 1(b).

      EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

      FAIR MARKET VALUE shall be determined as follows:

      (a) If the stock is traded or quoted on the Nasdaq Stock Market or other national securities exchange on any date, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on such date or, if there were no sales on such date, then on the next prior business day on which there was a sale.

      (b) If the stock is not traded or quoted on the Nasdaq Stock Market or other national securities exchange, then the Fair Market Value shall be a value determined by the Board in good faith on such basis as it deems appropriate.

      PARTICIPANT means any person selected by the Board, pursuant to Section 3(b), to participate under the Plan.

      PLAN means this PCB Holding Company Management Recognition and Development Plan, as the same may be amended from time to time.

      RESTRICTED STOCK means shares of Stock awarded to a Participant subject to restrictions as described in Section 5.

      STOCK means the common stock, par value $0.01 per share, of the Corporation.

      SECTION 3.  ADMINISTRATION AND PARTICIPATION

      (a) ADMINISTRATION. The Plan shall be administered by the Board which shall have exclusive and final authority and discretion in each determination, interpretation or other action affecting the Plan and its Participants. The Board shall have the sole and absolute authority and discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select, in accordance with Section 3(b), the persons who will be Participants hereunder, to impose, in accordance with Section 5(a), such conditions and restrictions as it determines appropriate and to take such other actions and make such other determinations in connection with the Plan as it may deem necessary or advisable.

      (b) DESIGNATION OF PARTICIPANTS. Participants in the Plan shall be such employees of the Corporation an its subsidiaries or Directors as the Board, in its sole discretion, may designate. The Board shall consider such factors as it deems pertinent in selecting Participants.

      SECTION 4.  STOCK ISSUABLE UNDER THE PLAN

      (a) NUMBER OF SHARES OF STOCK ISSUABLE. Subject to adjustments as provided in Section 6(c), the maximum number of shares of Stock available for issuance under the Plan shall be 15,870. The Stock to be offered under the Plan shall be authorized and unissued Stock, Stock which shall have been reacquired by the Corporation and held in its treasury, or Stock held in a trust established by the Corporation for the purpose of funding awards under the Plan with shares acquired on the open market with funds contributed by the Corporation or any subsidiary.

      (b) SHARES SUBJECT TO TERMINATED AWARDS. Shares of Stock forfeited as provided in Section 5(b) may again be issued under the Plan.

      SECTION 5.  RESTRICTED STOCK

      Subject to the terms of this Plan, the Board may grant to any Participant an award of Restricted Stock in respect of such number of shares of Stock, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), as the Board shall determine in its sole discretion. The terms of all such Restricted Stock awards shall be set forth in an Award Agreement between the Corporation and the Participant which shall contain such provisions, not inconsistent with this Plan, as shall be determined by the Board.

      (a) ISSUANCE OF RESTRICTED STOCK. As soon as practicable after the Date of Grant of Restricted Stock, the Corporation shall cause to be transferred on the books of the Corporation shares of Stock, registered on behalf of the Participant, evidencing such Restricted Stock, but subject to forfeiture to the Corporation retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Corporation with respect to the Restricted Stock is not duly executed by the Participant and timely returned to the Corporation. Unless the Board determines otherwise, until the lapse or release of all restrictions applicable to an award of Restricted Stock, the stock certificates representing such Restricted Stock shall be held in custody by the Corporation or its designee. Notwithstanding the foregoing, the Corporation may, in its sole discretion, establish a trust for the purpose of holding Restricted Stock awarded pursuant to this Plan. In the event that a trust is established, the Corporation may elect to hold any or all shares of Stock subject to awards in the name of the trust for the benefit of the Participant and subject to the forfeiture conditions applicable to the award.

      (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Stock and subject to execution of the Award Agreement as provided in Section 5(a), the Participant shall become a shareholder of the Corporation with respect to all Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such Stock and the right to receive dividends and other distributions paid with respect to such Stock; provided, however, that any Stock distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock and shall be held as prescribed in Section 5(a). Cash dividends paid with respect to Restricted Stock may, at the Board's discretion, be held by the Corporation in escrow until such time as the Participant vests in such shares or distributed to the Participant during the forfeiture period. The Corporation may credit a reasonable rate of interest to such cash dividends prior to distribution.

      (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Stock may be assigned, transferred (other than by will or the laws of descent and distribution), pledged, sold or otherwise disposed of prior to lapse or release of the restrictions applicable thereto.

      (d) DELIVERY OF STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture, and the satisfaction of or release from any other conditions prescribed by the Board, the restrictions applicable to the Restricted Stock shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 6(b), the Corporation shall deliver to the Participant or, in case of the Participant's death, to the Participant's legal representatives, one or more stock certificates for the appropriate number of shares of Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

      (e) TERMS OF RESTRICTED STOCK; FORFEITURE OF RESTRICTED STOCK. All Restricted Stock shall be forfeited and returned to the Corporation and all rights of the Participant with respect to such Restricted Stock shall cease and terminate in their entirety if during the forfeiture period the employment (or, in the case of a Director, service) of the Participant with the Corporation and/or its subsidiaries terminates for any reason. Subject to the terms of the Plan, the Board, in its sole discretion, shall establish the forfeiture period for each grant of Restricted Stock, and may provide for the forfeiture period to lapse in installments. Notwithstanding the foregoing, upon the termination of a Participant's employment (or, in the case of a Director, service) by reason of death or Disability, all forfeiture restrictions imposed on Restricted Stock shall immediately and fully lapse. In addition, upon the effective date of a Change in Control, all forfeiture restrictions imposed on outstanding Restricted Stock awards shall immediately and fully lapse.

      SECTION 6.  MISCELLANEOUS

      (a) LIMITATIONS ON TRANSFER. The rights and interest of a Participant under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution. During the lifetime of a Participant, only the Participant personally may exercise rights under the Plan.

      (b) TAXES. The Corporation shall be entitled to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any Stock issuable under this Plan, or with respect to any income recognized upon the lapse of restrictions applicable to Restricted Stock and the Corporation may defer issuance of Stock hereunder until and unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Board or its delegate and shall be payable by the Participant at such time as the Board determines. To the extent authorized by the Board, such withholding obligation may be satisfied by the payment of cash by the Participant to the Corporation, the tendering of previously acquired shares of Stock of the Participant or the withholding, at the appropriate time, of shares of Stock otherwise issuable to the Participant, in a number sufficient, based upon the Fair Market Value of such Stock, to satisfy such tax withholding requirements. The Board shall be authorized, in its sole discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act.

      (c) ADJUSTMENTS TO REFLECT CAPITAL CHANGES. The amount and kind of Stock available for issuance under the Plan and subject to outstanding awards shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment, if any, to be made pursuant to this Section 6(c).

      (d) NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be permitted to participate or be granted an award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation.

      (e) GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Indiana other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

      (f) CAPTIONS. The captions (i.e., all Section and subsection headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

      (g) SEVERABILITY. Whenever possible, each provision in the Plan and every Award Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award Agreement shall be held to be prohibited by or invalid under applicable law, then (x) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (y) all other provisions of the Plan and every Award Agreement shall remain in full force and effect.

      (h) LEGENDS. All certificates for Stock delivered under the Plan shall be subject to such transfer restrictions set forth in the Plan and such other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities law, and the Board may cause a legend or legends to be endorsed on any such certificates making appropriate references to such restrictions.

      (i)   AMENDMENT AND TERMINATION.

      (A) AMENDMENT. Subject to applicable law and regulations, the Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; provided, however, that no amendment shall be made without shareholder approval if such approval is necessary for the Corporation to comply with an applicable tax law or regulatory requirement. No termination or amendment of the Plan may, without the consent of the Participant to whom any award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such award.

      (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. Unless sooner terminated by action of the Board, the Plan shall automatically terminate, without further action of the Board or the Corporation's shareholders, on the tenth anniversary of the Effective Date. No award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any award outstanding at the time of the termination of the Plan shall continue in effect in accordance with its terms as if the Plan has not terminated.

                               REVOCABLE PROXY
                             PCB HOLDING COMPANY

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 22, 1999

--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of PCB Holding Company, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of PCB Holding Company (the "Company") that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the Hoosier Heights Country Club, Highway 237, Tell City, Indiana, on Thursday, April 22, 1999, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated.

                                                                        FOR ALL
                                                     FOR    WITHHOLD    EXCEPT
                                                     ---    --------    -------

1.    The election as director of the nominees       [ ]       [ ]        [ ]
      listed  below  (except as marked to the
      contrary below).

      James L. Wittmer      Howard L. Traphagen
      James G. Tyler        Daniel D. Lutgring
      Marion L. Ress        Carl D. Smith

      INSTRUCTIONS:  TO WITHHOLD YOUR VOTE
      FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL
      EXCEPT" AND WRITE THAT NOMINEE'S NAME IN
      THE SPACE PROVIDED BELOW.



                                               FOR       AGAINST      ABSTAIN
                                               ---       -------      -------

2.    The ratification of the adoption of      [  ]        [  ]         [  ]
      PCB Holding Company 1999 Stock Option
      Plan.

3.    The ratification of the adoption of      [  ]        [  ]         [  ]
      PCB Holding Company Management
      Recognition and Development Plan.

4.    The ratification of the appointment of   [  ]        [  ]         [  ]
      Monroe  Shine & Co. as auditors for
      the year ending December 31, 1999.

5. In their discretion, upon such other matters as may properly come before the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE PROPOSALS.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

     Please be sure to sign and date this Proxy in the box below.


                                             Date
                                                  ---------------------------



     -----------------------------           --------------------------------
     stockholder sign above                  co-holder (if any) sign above

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the above signed be present and elect to vote at the meeting or at any adjournment thereof and after notification to the Secretary of the Company at the meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of the notice of the annual meeting of stockholders, a proxy statement for the annual meeting of stockholders, and the 1998 annual report to stockholders.

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.





PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.